______________________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

______________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2005

______________________________________

Collins Industries, Inc.

(Exact name of registrant as specified in its charter)

______________________________________

   Missouri

                                        0-12619                                           43-0985160

(State or other jurisdiction                            (Commission                                                (IRS Employer

          of incorporation)                                   File Number)                                                     Identification No.)

   15 Compound Drive, Hutchinson, KS                                                        67502

(Address of principal executive offices)                                                                              (Zip Code)

Registrant's telephone number, including area code: (620) 663-5551

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________________________________

Item 2.02 Results of Operations and Financial Condition.

On February 17, 2005 Collins Industries, Inc. issued a press release updating the status on an extension of time within which to file its annual report on Form 10-K for the fiscal year ended October 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits. The following exhibits are furnished pursuant to Item 2.02.

99.1

Collins Industries, Inc. Press Release dated February 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLINS INDUSTRIES, INC.

Date February 17, 2005

By:      /s/ Larry W. Sayre

Name:

Larry W. Sayre

Title:

Vice President of Finance and Chief Financial Officer

(Signing on behalf of the registrant and as principal accounting officer)

2

______________________________________________________________________________________________________